Exhibit 10.9

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

VALNEVA USA, INC.

910 Clopper Road, Suite 160S

Gaithersburg, MD 20878, USA

August 23, 2021

[***]

[***]

Defense Logistics Agency – Troop Support	BY EMAIL

Business Opportunities Office

Bldg. 36, 2nd Floor, Room 2035

700 Robbins Avenue

Philadelphia, PA 19111-5092

Re:	Option Year 1 Under DLA Contract No. SPE2DP-20-D-0005 For Japanese Encephalitis Virus, Purified, Inactivated Vaccine

Dear [***],

As discussed, Valneva USA, Inc. (“Valneva”) has set forth below the revisions to DLA Contract No. SPE2DP-20-D-0005 (the “Contract”) that will be implemented with the exercise of the first Option Year for the period of August 24, 2021 through August 23, 2022 under the Contract as agreed to between DLA and Valneva. Specifically:

1.

Valneva will provide [***] replacement doses at no cost to DLA should any of the doses purchased during the base year of the Contract expire. DLA will be required to return the expired doses, [***], to Valneva within [***] of the expiry date. Valneva will ship replacement doses, [***], to DLA upon receipt of notice from DLA, provided that DLA notifies Valneva at least [***] prior to the expected delivery date for the replacement doses.

2.	Valneva will provide [***] expiry dating on all Option Year 1 delivered quantities to DDSP [***].

3.

The minimum quantity for Option Year 1 will be revised from [***] to [***] doses. The maximum quantity for Option Year 1 will be revised from [***] to [***]. Doses are packaged in quantities of [***] so quantities must be divisible by [***].

4.	The following delivery schedule will apply:

Month/Year	Doses
08/21	[	***]
09/21	[	***]
10/21	[	***]
11/21	[	***]
12/21	[	***]
01/22	[	***]
02/22	[	***]

T +1 301-556-4500 F +1 301-556-4501 www.valneva.com

[***]

July 17, 2020

03/22	[	***]
04/22	[	***]
05/22	[	***]
06/22	[	***]
07/22	[	***]
08/22	[	***]

As noted above, no doses to be shipped from January to June 2022. For orders above the minimum guaranteed quantities, Valneva will agree to deliveries at DLA’s discretion provided that DLA (a) provides Valneva with [***] lead time for each order and (b) each order is equal to or in excess of the minimum order quantity set forth in FAR Clause 52.216-19, Order Limitations. The dates above are proximate. Valneva will work with DLA to accommodate minor revisions as reasonably necessary.

5.	DLA will provide monthly utilization reports to Valneva of doses distributed at the lowest level permissible but in no event no lower than the national level.

6.	All other terms and conditions remain the same.

Per past practices, Valneva would appreciate if DLA would incorporate this letter by reference into the Option Year 1 modification for clarity.

Thank you for your assistance in this matter.

Best regards,

/S/ [***]

[***]

[***]

VALNEVA USA, INC.

(A VALNEVA SE AFFILIATE)

910 Clopper Rd. Suite 160S

Gaithersburg, MD 20878

U.S.A.

[***]

[***]

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

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